UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
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☐ Confidential, For Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
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(3)

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One North Federal Highway
Boca Raton, FL 33432
(561) 362-3400

November 9, 2009

Dear Shareholder,

          The Board of Directors joins me in extending to you a cordial invitation to attend a Special Meeting of Shareholders of 1st United Bancorp, Inc., which will be held on Tuesday, December 8, 2009, at 2:00 P.M. at The Boca Raton Historical Society, located at 71 North Federal Highway, Boca Raton, just north of our bank building. You may park in the parking lot at the Historical Society location, or in the parking garage in our adjacent bank building.

          The attached Notice of Special Meeting and Proxy Statement describe in detail the matters to be acted on at the meeting. We will also discuss the operations of 1st United Bancorp, Inc., and its wholly-owned subsidiary, 1st United Bank, including the results of our recent successful public offering, and we trust you will attend.

          Whether or not you plan to attend the meeting, please vote your shares by using the Internet or the telephone. Instructions for these convenient services are set forth on the enclosed proxy card. Of course, you may also vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you submit your proxy and attend in person, you may change your vote at that time.

Sincerely,

Warren S. Orlando
Chairman of the Board

One North Federal Highway
Boca Raton, FL 33432
(561) 362-3400

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 8, 2009

          NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of 1st United Bancorp, Inc. will be held at The Boca Raton Historical Society, located at 71 North Federal Highway, Boca Raton, 33432, at 2:00 p.m., local time, on Tuesday, December 8, 2009, for the following purposes:

1.	To amend the Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 30,000,000 shares to 60,000,000 shares;

2.	To transact any business as may properly come before the Special Meeting or any adjournments or postponements.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 8, 2009. The Proxy Statement and the Annual Report to Shareholders are also available at www.snl.com/IRWebLinkx/GenPage.aspx?IId=4056712&gkp=1073743318.

          The Board of Directors has fixed the close of business on November 6, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

By Order of the Board of Directors,

Warren S. Orlando
Chairman of the Board

November 9, 2009
Boca Raton, Florida

The accompanying Proxy Statement and Proxy Card are being mailed beginning on or around November 12, 2009 to all shareholders entitled to vote.

TABLE OF CONTENTS

Page

LETTER TO SHAREOWNERS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4

PROPOSAL 1 – AMENDMENT OF RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 TO 60,000,000	6

SHAREHOLDER PROPOSALS	7

DIRECTOR NOMINATIONS	7

HOUSEHOLDING	7

-i-

One North Federal Highway
Boca Raton, FL 33432
(561) 362-3400

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
to be held on
DECEMBER 8, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

Introduction

          We are furnishing this Proxy Statement and the enclosed Proxy Card on behalf of the Board of Directors (the “Board of Directors”) of 1st United Bancorp, Inc., a Florida corporation, for use at our Special Meeting of Shareholders, or at any adjournments or postponements (the “Special Meeting”), for the purposes set forth below and in the accompanying Notice of Special Meeting. The Special Meeting will be held at The Boca Raton Historical Society, located at 71 North Federal Highway, Boca Raton, 33432, at 2:00 p.m. local time, on Tuesday, December 8, 2009.

          As used in this Proxy Statement, the terms “us”, “we”, and “our”, refer to 1st United Bancorp, Inc., and, where appropriate, 1st United Bancorp, Inc. and its subsidiaries. The term “Common Stock” means shares of our Common Stock, par value $.01 per share.

Shareholders Entitled to Notice and to Vote; Quorum

          Only holders of record of our Common Stock at the close of business on November 6, 2009, which the Board of Directors has set as the record date, will be entitled to notice of, and to vote at, the Special Meeting. As of the record date, we had 24,770,231 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Our shares of Common Stock were held by approximately 551 shareholders of record on the record date. Each shareholder of record of Common Stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

          The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Special Meeting. The shares of Common Stock represented by properly executed Proxy Cards or properly authenticated voting instructions recorded electronically through the Internet or by telephone, will be counted for purposes of determining the presence of a quorum at the Special Meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

Distinction Between Holding Shares as a Shareholder of Record and as a Beneficial Owner

          Some of our shareholders hold their shares through a broker, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those shares owned beneficially.

▪	Shareholder of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are considered, with respect to those shares, the

1	1st United Bancorp, Inc. Notice of Special Meeting and Proxy Statement

“shareholder of record.” As the shareholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the Special Meeting.

▪

Beneficial Owner. If your shares are held in a brokerage account, by a trustee, or by another nominee, then you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee how to vote and you also are invited to attend the Special Meeting. However, because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, trustee, or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

If you are not a shareholder of record, please understand that we do not know that you are a shareholder, or how many shares you own.

Voting Deadline

          If you are a shareholder of record on the record date, then your proxy must be received no later than 11:59 p.m. on Monday, December 7, 2009 (the day before the Special Meeting), to be counted. If you are the beneficial owner of your shares held through a broker, trustee, or other nominee, please follow the instructions of your broker, trustee, or other nominee in determining the deadline for submitting your proxy.

Voting Without Attending the Special Meeting

          Whether you hold shares directly as a shareholder of record or through a broker, trustee, or other nominee, you may direct how your shares are voted without attending the Special Meeting. You may give voting instructions by the Internet, by telephone, or by mail. Instructions are on the Proxy Card. The appropriate individuals named on the enclosed proxy card will vote all properly executed proxies that are delivered in response to this solicitation, and not later revoked, in accordance with the instructions given by you.

Voting In Person

          Shares held in your name as the shareholder of record on the record date may be voted in person at the Special Meeting. Shares for which you are the beneficial owner but not the shareholder of record may be voted in person at the Special Meeting only if you obtain a legal proxy from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you vote by proxy as described below so that your vote will be counted if you later decide not to attend the Special Meeting.

          The vote you cast in person will supersede any previous votes that you submitted, whether by Internet, telephone, or mail.

Voting Requirements

          The Special Meeting is being held to (1) approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 60,000,000; and (2) transact such other or further business as may properly come before the Special Meeting. The proposal does not create dissenters’ or appraisal rights.

          Our Board of Directors recommends that you vote your shares FOR approval of the amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock.

          Under Florida law, the amendment of our Amended and Restated Articles of Incorporation to increase the authorized shares of our Common Stock (Proposal 1), must be approved by a majority of the votes cast. Abstentions and broker non-votes are not treated as votes “cast” and thus have no effect on the vote for Proposal 1.

1st United Bancorp, Inc. Notice of Special Meeting and Proxy Statement	2

Treatment of Voting Instructions

          If you provide specific voting instructions, your shares will be voted as instructed.

          If you hold shares as the shareholder of record and sign and return a Proxy Card or vote by Internet or telephone without giving specific voting instructions, then your shares will be voted FOR the amendment to our Amended and Restated Articles of Incorporation, as set forth in Proposal 1.

          If you are the beneficial owner of shares held through a broker, trustee, or other nominee, and you do not give instructions to that nominee on how you want your shares voted, then generally your nominee can vote your shares on certain “routine” matters. At the Special Meeting, Proposal 1 is considered “routine”, which means that your broker, trustee, or other nominee can vote your shares on these proposals if you do not timely provide instructions to vote your shares. If you do not give a proxy to vote your shares, your broker, trustee, or other nominee may either:

▪	vote your shares on Proposal 1, or

▪	leave your shares unvoted.

          If your broker, trustee, or other nominee that is entitled to vote your shares leaves those shares unvoted, it is called a “broker non-vote.” A “broker non-vote” will be treated as unvoted for purposes of determining approval for the proposal and will have the effect of neither a vote for nor a vote against the proposal. If you are the beneficial owner of shares held through a broker, trustee, or other nominee, and that nominee does not have discretion to vote your shares on a particular proposal and you do not give your broker instructions on how to vote your shares, then the votes will be considered broker non-votes.

          You may have granted to your broker, trustee, or other nominee discretionary voting authority over your account. Your broker, trustee, or other nominee may be able to vote your shares depending on the terms of the agreement you have with your broker, trustee, or other nominee.

          The persons identified as having the authority to vote the proxies granted by the Proxy Card will also have discretionary authority to vote, in their discretion, to the extent permitted by applicable law, on such other business as may properly come before the Special Meeting and any postponement or adjournment. The Board of Directors is not aware of any other matters that are likely to be brought before the Special Meeting. If any other matter is properly presented for action at the Special Meeting, including a proposal to adjourn or postpone the Special Meeting to permit us to solicit additional proxies in favor of any proposal, the persons named in the Proxy Card will vote on such matter in their own discretion.

Revocability of Proxies

          A shareholder of record who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by either (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting a duly executed proxy bearing a later date, or (iii) appearing in person at the Special Meeting and voting in person.

          If you are the beneficial owner of shares held through a broker, trustee, or other nominee, you must follow the specific instructions provided to you by your broker, trustee, or other nominee to change or revoke any instructions you have already provided to your broker, trustee, or other nominee.

Costs of Proxy Solicitation

          Proxies will be solicited from our shareholders by mail. We will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees, and fiduciaries in forwarding proxy material to beneficial owners. We may employ a proxy solicitation firm to solicit proxies in connection with the Special Meeting, and we estimate that the fee payable for such services would be less than $10,000. It is possible that our directors, officers, and other employees may make further solicitations

3	1st United Bancorp, Inc. Notice of Special Meeting and Proxy Statement

personally or by telephone, facsimile, or mail. Our directors, officers, and other employees will receive no additional compensation for any such further solicitations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth the amount and percent of shares of Common Stock that, as of October 15, 2009, are deemed under the rules of the Securities and Exchange Commission to be “beneficially owned” by each member of the Board of Directors, by each of our executive officers named in the Summary Compensation Table in our proxy statement for our 2009 Annual Meeting, by all of our directors and executive officers as a group, and by any person or “group” (as that term is used in the Securities Exchange Act of 1934, as amended (“Exchange Act”)) known to us to be a “beneficial owner” of more than 5% of the outstanding shares of Common Stock as of that date. The information concerning the beneficial ownership of our directors, officers, and 5% shareholders is based solely on information provided by those individuals. Unless otherwise stated, the beneficial owner has sole voting and investment power over the listed Common Stock, or shares such power with his or her spouse.

	Common Stock Beneficially Owned (1)

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Class

Paula Berliner(2)	91,771	*
Jeffery L. Carrier(3)	127,386	*
Ronald A. David(4)	75,218	*
James Evans(5)	880,137	3.60%
Wade E. Jacobson(6)	14,750	*
Arthur S. Loring(7)	81,884	*
Thomas E. Lynch(8)	325,776	1.32%
John Marino(9)	218,828	*
Carlos Morrison(10)	248,986	1.01%
Warren S. Orlando(11)	264,369	1.06%
Rudy E. Schupp(12)	256,113	1.03%
H. William Spute, Jr. (13)	215,500	*
Joseph W. Veccia, Jr.(14)	248,708	1.00%
Sy Jacobs and Jacobs Asset Management, LLC (15)	1,240,000	5.01%
Patriot Financial Partners G.P., LLC (16)	1,245,000	5.03%

All current executive officers and directors as a group (14 persons)	3,068,502	12.11%

* Less than 1% of the outstanding Common Stock

(1)

For purposes of this table, a person is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares voting power, which includes the power to vote or to direct the voting of the shares, or investment power, which includes the power to dispose or direct the disposition of the shares, or if he/she has the right to acquire the shares under options which are exercisable currently or within 60 days of October 15, 2009. Each person named in the above table has sole voting power and sole investment power with respect to the indicated shares unless otherwise noted. A person is considered to have shared voting and investment power over shares indicated as being owned by the spouse or the IRA of the spouse of that person.

(2)

Includes 88,937 shares held by a trust for which Ms. Berliner shares voting and investment power with her spouse; and 2,834 shares Ms. Berliner has the right to acquire under vested stock options that Ms. Berliner has not exercised.

(3)	Includes 2,834 shares Mr. Carrier has the right to acquire under vested stock options that Mr. Carrier has not exercised.

1st United Bancorp, Inc. Notice of Special Meeting and Proxy Statement	4

(4)

Includes 3,000 shares owned jointly by Mr. David and his daughter; 3,000 shares owned jointly by Mr. David and his sister; and 2,834 shares Mr. David has the right to acquire under vested stock options that Mr. David has not exercised.

(5)

Includes 320,638 shares held by a company Mr. Evans controls; 449,959 shares held individually; 21,562 shares held individually by his wife; 76,923 shares held by a company his wife controls; and 11,055 shares held as tenants in common with his spouse.

(6)	Includes 7,250 shares Mr. Jacobson has the right to acquire under vested stock options that Mr. Jacobson has not exercised.

(7)	Includes 2,834 shares Mr. Loring has the right to acquire under vested stock options that Mr. Loring has not exercised.

(8)

Includes 289,602 owned jointly by Mr. Lynch and his spouse; 2,570 shares owned jointly by his spouse and children; 30,770 shares held in trust for his children under which he has voting and investment power as trustee; and 2,834 shares Mr. Lynch has the right to acquire under vested stock options that Mr. Lynch has not exercised.

(9)

Includes 22,339 owned jointly by Mr. Marino and his spouse; 14,923 shares held in an investment company controlled by Mr. Marino; and 175,566 shares Mr. Marino has the right to acquire under vested stock options that Mr. Marino has not exercised.

(10)	Includes 2,834 shares Mr. Morrison has the right to acquire under vested stock options that Mr. Morrison has not exercised.

(11)

Includes 940 shares owned by Mr. Orlando as custodian for his grandchildren; 31,278 shares held in an investment company controlled by Mr. Orlando; and 175,566 shares Mr. Orlando has the right to acquire under vested stock options that Mr. Orlando has not exercised.

(12)	Includes 3,669 shares owned by Mr. Schupp jointly with his children; and 175,566 shares Mr. Schupp has the right to acquire under vested stock options that Mr. Schupp has not exercised.

(13)	Includes 6,042 owned jointly by Mr. Spute and his spouse; and 15,000 shares Mr. Spute has the right to acquire under vested stock options that Mr. Spute has not exercised.

(14)	Includes 215,874 shares held in family limited partnerships; and 2,834 shares Mr. Veccia has the right to acquire under vested stock options that Mr. Veccia has not exercised.

(15)

Based solely on Schedule 13G filed with the SEC on September 23, 2009, Sy Jacobs and Jacobs Asset Management, LLC reported that they each were the beneficial owner of 1,242,000 shares, including shared voting and dispositive power of 1,242,000 shares. Their address is One Fifth Avenue, New York, NY 10003.

(16)

Based solely on Schedule 13D filed with the SEC on September 18, 2009, Patriot Financial Partners GP, LLC reported that it is the beneficial owner of 1,245,000 shares, including shared voting and dispositive power of 1,245,000 shares. The following are members of the “Patriot Financial Group”: each of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (together, the “Funds”), Patriot Financial Partners GP, L.P., the general partner of the Funds (“Patriot GP”), Patriot Financial Partners, GP, LLC, general partner of Patriot GP (“Patriot LLC”) and each of W. Kirk Wycoff, Ira M. Lubert, and James J. Lynch, general partners of the Funds and Patriot GP and members of Patriot LLC. Accordingly, securities owned by the Funds may be regarded as being beneficially owned by Patriot GP, Patriot LLC, and each of W. Kirk Wycoff, Ira M. Lubert, and James J. Lynch. Their address is Circa Centre, 2929 Arch Street, 27th Floor, Philadelphia, PA 19104.

5	1st United Bancorp, Inc. Notice of Special Meeting and Proxy Statement

PROPOSAL 1

AMENDMENT OF RESTATED ARTICLES OF INCORPORATION, AS AMENDED,
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
FROM 30,000,000 TO 60,000,000

          Our Amended and Restated Articles of Incorporation currently authorize 35,000,000 shares of capital stock, 30,000,000 of which are currently designated as Common Stock and 5,000,000 of which are currently designated as preferred stock to be issued in one or more series, which the Board of Directors has the authority to establish, in its discretion from time to time, the voting rights and other designations, preferences, rights, qualifications, limitations and restrictions.

          As of November 6, 2009, the record date for the Special Meeting, there were 24,770,231 shares of Common Stock outstanding, held by approximately 551 shareholders of record. In addition, as of November 6, 2009, we had the authority to issue options to purchase up to 1,181,712 shares of Common Stock pursuant to our 2008 Stock Option Plan, and options to purchase 193,900 shares of Common Stock had been granted and were outstanding under the 2008 Stock Option Plan (or predecessor plans). Finally, we have granted options to purchase an additional 2,454,321 shares of Common Stock to Messrs. Orlando, Schupp, and Marino pursuant to their employment agreements.

          The Board of Directors has unanimously approved and adopted, subject to shareholder approval, a proposed Amendment to our Amended and Restated Articles of Incorporation, providing for an increase in the authorized number of shares of Common Stock from 30,000,000 to 60,000,000.

          If this proposal is approved by our shareholders at the Special Meeting, the Amendment to our Amended and Restated Articles of Incorporation will become effective upon the filing of Articles of Amendment with the Florida Department of State, which filing would be expected to take place as soon as practicable following the Special Meeting.

          The Board of Directors believes that an increased level of authorized capital stock would benefit us in our ability to pursue strategies intended to support our planned growth and to enhance shareholder value by ensuring that we have a sufficient number of authorized but unissued shares of Common Stock available for future use. Our Board of Directors considers the proposed increase in the number of authorized shares of Common Stock desirable because it would give us the necessary flexibility to issue Common Stock in connection with stock dividends and splits, equity financings, acquisitions, and for other general corporate purposes. We currently have no oral or written plans, arrangements, or understandings for the issuance of the additional shares of Common Stock to be authorized pursuant to this proposal. The additional authorized shares of Common Stock will be part of the existing class of Common Stock, not affect the terms of the Common Stock or the rights of the holders of Common Stock, and have the same rights and privileges as the shares of Common Stock presently outstanding.

          Any future issuance of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting rights of those holding Common Stock at the time the additional shares are issued. Our shareholders do not have any preemptive or other rights to subscribe for any shares of Common Stock that we might issue in the future.

          As is the case with the shares of Common Stock that currently are authorized but unissued, if this amendment to our Amended and Restated Articles of Incorporation is adopted by our shareholders, the Board of Directors will have authority to issue the additional shares of Common Stock from time to time without the expenses and delay of a special meeting of shareholders or other shareholder action, except as may be required by applicable law.

The Board of Directors unanimously recommends that the shareholders vote “FOR” the proposal to amend our Amended and Restated Articles of Incorporation.

1st United Bancorp, Inc. Notice of Special Meeting and Proxy Statement	6

SHAREHOLDER PROPOSALS

          Shareholder proposals that are to be included in the Proxy Statement for the 2010 annual meeting must be received by December 16, 2009. Shareholder proposals for the 2010 annual meeting that are not intended to be included in the Proxy Statement for that meeting must be received by February 16, 2010. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority. Proposals must comply with the proxy rules and be submitted in writing to our Corporate Secretary at our principal offices.

DIRECTOR NOMINATIONS

          Any shareholder entitled to vote generally in the election of directors may recommend a candidate for nomination as a director. A shareholder may recommend a director nominee by submitting the name and qualifications of the candidate the shareholder wishes to recommend, pursuant to Article I, Section 15 of our Bylaws, to:

1st United Bancorp, Inc.
One North Federal Highway
Boca Raton, FL 33432
Attention: Corporate Secretary

          To be considered, recommendations with respect to an election of directors to be held at an annual meeting must be received no earlier than 180 days and no later than 120 days prior to April 15, 2010, the first anniversary of this year’s Notice of Annual Meeting date. In other words, director nominations must be received no earlier than October 17, 2009, and no later than December 16, 2009, to be nominated for consideration at the 2010 Annual Meeting. Recommendations with respect to an election of directors to be held at a special meeting called for that purpose must be received by the 10th day following the date on which notice of the special meeting was first mailed to shareholders. Recommendations meeting these requirements will be brought to the attention of the Governance Committee. Candidates for director recommended by shareholders are afforded the same consideration as candidates for director identified by our directors, executive officers, or search firms, if any, employed by us.

HOUSEHOLDING

          We have adopted a procedure approved by the Securities and Exchange Commission known as “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Notice of Special Meeting, Proxy Statement, and Annual Report, unless one or more of these shareholders notifies our transfer agent that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. If you wish to receive your own copy of these materials, you may contact our transfer agent, American Stock Transfer & Trust Company, in writing, by telephone, or on the Internet:

American Stock Transfer & Trust Company
59 Maiden Lane, Plaza Level
New York, NY 10038
(800) 937-5449 (U.S. and Canada)
(718) 921-8124 (International)
www.amstock.com

          Shareholders who participate in householding will continue to receive separate proxy cards. If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of our Notice of Special Meeting, Proxy Statement, and Annual Report, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each document for your household, please contact our transfer agent as indicated above. Beneficial owners can request information about householding from their banks, brokers, or other nominees.

7	1st United Bancorp, Inc. Notice of Special Meeting and Proxy Statement

SPECIAL MEETING OF SHAREHOLDERS OF

1ST UNITED BANCORP, INC.

December 8, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.snl.com/IRWebLinkx/GenPage.aspx?IId=4056712&gkp=1073743318

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

	FOR	AGAINST	ABSTAIN
1.

The approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 30,000,000 shares to 60,000,000 shares.

	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE GIVEN ON THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND AS DETERMINED BY THE PROXIES ON ANY OTHER MATTER WHICH MAY PROPERLY BE BROUGHT AT THE MEETING.

The undersigned shareholder(s) hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future shareholder communications over the Internet exclusively and no longer receive any material by mail, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

Please mark here if you intend to attend Special Meeting of Shareholders. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

1ST UNITED BANCORP, INC.

December 8, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online or by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at www.snl.com/IRWebLinkx/GenPage.aspx?IId=4056712&gkp=1073743318

ê	Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.	ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

	FOR	AGAINST	ABSTAIN
1.

The approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 30,000,000 shares to 60,000,000 shares.

	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE GIVEN ON THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND AS DETERMINED BY THE PROXIES ON ANY OTHER MATTER WHICH MAY PROPERLY BE BROUGHT AT THE MEETING.

The undersigned shareholder(s) hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future shareholder communications over the Internet exclusively and no longer receive any material by mail, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

Please mark here if you intend to attend the Special Meeting of ☐ Shareholders.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dear Shareholder,

          Your vote is important. Please read both sides of the attached Proxy Card. You can vote your shares through the Internet, by telephone or by marking, signing, and dating and returning your card. If you vote through the Internet or by telephone, there is no need to mail your card.

          You are invited to attend the Special Meeting of Shareholders on Tuesday, December 8, 2009, at 2:00 p.m. at the Boca Raton Historical Society located at 71 North Federal Highway, Boca Raton, Florida. If you plan to attend the Annual Meeting, you should either mark the box provided on the Proxy Card or signify your attendance when you access the Internet or telephone voting system.

                    We urge you to vote your shares.

Warren S. Orlando
Chairman of the Board

1ST UNITED BANCORP, INC.
One North Federal Highway
Boca Raton, FL 33432
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
1ST UNITED BANCORP, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 8, 2009

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned shareholder of 1st United Bancorp, Inc. (the “Company”), Boca Raton, Florida, do hereby nominate, constitute and appoint John Marino, Warren S. Orlando and Rudy E. Schupp (collectively, the “Proxies”), or any one of them (with full power to act alone), my true and lawful attorneys and proxies with full power of substitution, for me and in my name, place and stead to vote all the shares of Common Stock of the Company that the shareholder signing this Proxy Card is entitled to vote at the special meeting of its shareholders to be held at 71 North Federal Highway, Boca Raton, Florida, on Tuesday, December 8, 2009, at 2:00 P.M., and at any adjournments or postponements thereof, as instructed on the reverse side of this Proxy Card and in the Proxies’ discretion on other matters.

All proxies previously given or executed by the shareholder signing this Proxy Card are hereby revoked.

(Continued and to be signed on the reverse side.)

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